UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23289

Angel Oak Strategic Credit Fund

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

Item 1. Reports to Stockholders.

Annual Report

January 31, 2021

Angel Oak Strategic Credit Fund

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

Angel Oak Strategic Credit Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2021, the Fund’s Institutional Shares (ASCIX) returned 2.04%. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.72%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary positive contributor to the Fund’s performance was high current income relative to the benchmark. The Fund’s duration positioning short of the benchmark and the overweight to credit were primary detractors. The Fund generated income of 8.65% and had a price return of -6.46%. With the volatility in March 2020 and the subsequent collapse in rates, duration positioning short of the index weighed on performance. The Fund’s interest rate duration throughout the period ranged from 1.7 to 6.0 years compared to the benchmark range of 5.5 to 6.5 years during the period.

Non-agency residential mortgage-backed securities (NA RMBS) was the largest positive contributor to performance attributing 571 basis points to Fund performance. While NA RMBS was at the center of the selloff in March 2020, the Fed’s commitment to supporting the consumer and the housing market coupled with the pre-existing strong fundamentals resulted in a robust recovery during the second half of the period. From March 31, 2020 through January 31, 2021, RMBS had a total return of 35.8%, contributing 1,625 basis points to Fund performance. Asset-backed securities (ABS) was the next largest positive contributor, attributing 180 basis points to Fund performance. Corporates contributed 86 basis points to Fund performance. Collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) were negative contributors to Fund performance detracting 173 basis points and 390 basis points, respectively.

What is your outlook heading into 2020, and how is the Fund positioned?

After contracting by an estimated 4% in 2020, U.S. gross domestic product (GDP) is expected to be up approximately 4%-6%, the highest growth since the late 1990s1. We are bullish on growth due to pent-up demand caused by the pandemic and release of the vaccines, all in concert with the fiscal and monetary bazookas used to stave off the worst of the economic consequences of the pandemic. The year 2021 is ushering in the continuance of the zero bound, unabated quantitative easing (QE4), and perhaps additional fiscal stimulus. We don’t expect the U.S. Federal Reserve’s Federal Open Market Committee (FOMC) to tighten prematurely in this recovery. It is committed to higher inflation and the social mobility gained from upward wage pressure. Something must give in that environment, and in our view, it will be the long end of the risk-free curve. This will put downward pressure on the prices of traditional fixed-income assets, including investment-grade corporates, which is why we favor the high current income and the short-duration characteristics structured credit and high yield offer at the zero bound.

While the environment in 2021 is shaping up to be positive across the board for risk assets, we remain overweight down in credit in the areas of our markets that exhibit the strongest fundamental tailwinds, namely RMBS and ABS. These two sectors account for approximately 70% of the Fund’s allocation as of the end of the review period. As we expect the credit curve to continue its flattening, we expect our down in credit positioning within these sectors to be the primary driver of performance for the upcoming year. As the fallout in the commercial real estate markets continues to materialize, we anticipate being able to take advantage of unique, high yielding opportunities within the commercial mortgage-backed securities (CMBS) sector. The allocation to CMBS stands at 6.4% as of the end of the period, but will likely increase throughout the coming year.

Past performance is not a guarantee of future results.

Investing involves risk. Principal loss is possible. The Fund’s Shares will not be listed on an exchange in the foreseeable future, if at all. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. For more information on these risks and other risks of the Fund, please see the Prospectus.

1 Source: High Frequency Economics (HFE) and BofA Securities

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality.

Investment Results – (Unaudited)

Angel Oak Strategic Credit Fund

Total Return Based on a $50,000 Investment

The chart above assumes an initial investment of $50,000 made on December 26, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when repurchased, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2021)

	Average Annual Returns
	One Year	Three Year	Since Inception(2)
Angel Oak Strategic Credit Fund – Institutional Class	2.04%	4.89%	5.11%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	4.72%	5.49%	5.05%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is December 26, 2017.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses of the Fund. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Strategic Credit Fund		Beginning Account Value, August 1, 2020	Ending Account Value, January 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,122.10	$4.00	0.75%
	Hypothetical(2)	$1,000.00	$1,021.37	$3.81	0.75%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (366). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Strategic Credit Fund is to seek total return.

*As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Statement of Assets and Liabilities

January 31, 2021

Strategic Credit Fund
Assets
Investments in securities at fair value*	$13,495,038
Due from Adviser	31,116
Deposit at broker for futures	5,365
Receivable for fund shares sold	19,980
Receivable for investments sold	542,940
Dividends and interest receivable	83,453
Prepaid expenses	22,330

Total Assets	$14,200,222

Liabilities
Payable to administrator, fund accountant, and transfer agent	26,996
Payable for fund shares redeemed	6,104
Payable for distributions to shareholders	18,467
Payable to custodian	1,106
Other accrued expenses	61,932

Total Liabilities	114,605

Net Assets	$14,085,617

Net Assets consist of:
Paid-in capital	$14,937,224
Total distributable earnings (accumulated deficit)	(851,607)

Net Assets	$14,085,617

*Identified Cost:
Investments in securities	$13,004,164
Shares outstanding (unlimited number of shares authorized, no par value)	611,663

Net asset value (“NAV”) and offering price per share	$23.03

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the Year Ended January 31, 2021

Strategic Credit Fund
Investment Income
Interest	$1,170,461
Dividends	19,500

Total Investment Income	$1,189,961

Expenses
Legal	161,445
Investment Advisory (See Note 4)	148,075
Administration	66,302
Transfer agent	58,196
Fund accounting	46,410
Distribution	42,909
Trustee	39,939
Audit & tax	33,945
Registration	30,816
Compliance	12,721
Insurance	6,845
Printing	6,684
Custodian	6,601
Miscellaneous	809

Total Expenses	$661,697

Fees voluntarily waived by Adviser (See Note 4)	(85,845)
Fees contractually waived by Adviser (See Note 4)	(487,007)

Net expenses	88,845

Net Investment Income (Loss)	$1,101,116

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,279,989)
Net change in unrealized appreciation (depreciation) on investments	497,980
Net change in unrealized appreciation (depreciation) on futures contracts	(25,735)

Net realized and unrealized gain (loss) on investments	(807,744)

Net increase (decrease) in net assets resulting from operations	$293,372

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,101,116	$770,781
Net realized gain (loss) on investment transactions and futures contracts	(1,279,989)	3,206
Net change in unrealized appreciation (depreciation) on investments and futures contracts	472,245	86,037

Net increase (decrease) in net assets resulting from operations	293,372	860,024

Distributions to Shareholders
Total distributions	$(1,086,970)	$(758,354)

Capital Transactions
Proceeds from shares sold	4,103,759	7,613,675
Reinvestment of distributions	772,590	493,928
Amount paid for shares redeemed	(2,344,507)	(2,844,309)

Net increase (decrease) in net assets resulting from capital transactions	2,531,842	5,263,294

Total Increase (Decrease) in Net Assets	1,738,244	5,364,964

Net Assets
Beginning of period	12,347,373	6,982,409

End of period	$14,085,617	$12,347,373

Share Transactions
Shares sold	184,642	309,707
Shares issued in reinvestment of distributions	35,382	20,101
Shares redeemed	(107,612)	(115,708)

Net increase (decrease) in share transactions	112,412	214,100

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021		For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Period Ended January 31, 2018 (a)
Selected Per Share Data:
Net asset value, beginning of period	$24.73		$24.49	$25.23	$25.00

Income from investment operations:
Net investment income (loss)	2.01		1.69	1.76	0.14
Net realized and unrealized gain (loss) on investments	(1.72	)(b)	0.22	(0.60)	0.14

Total from investment operations	0.29		1.91	1.16	0.28

Less distributions to shareholders:
From net investment income	(1.99)		(1.67)	(1.85)	(0.05)
From net realized gain	–		–	(0.05)	–

Total distributions	(1.99)		(1.67)	(1.90)	(0.05)

Net asset value, end of period	$23.03		$24.73	$24.49	$25.23

Total return (c)	2.04%		8.01%	4.72%	1.10%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$14,086		$12,347	$6,982	$2,791
Ratio of expenses to average net assets before waiver and reimbursement (d)	5.59%		5.44%	7.96%	22.63%
Ratio of expenses to average net assets after waiver and reimbursement (d)	0.75%		0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (d)	4.47%		2.25%	0.42%	(16.03%)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (d)	9.31%		6.94%	7.63%	5.85%
Portfolio turnover rate (c)	73.55%		72.92%	63.83%	69.68%

(a) Fund commenced operations on December 26, 2017.

(b)  Realized and unrealized gains and loses per share may capture balancing adjustments necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and loses in the statement of operations due to share transactions for the period.

(c) Not annualized for periods of less than one year.
(d) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Schedule of Investments

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – 20.91%
Affirm Asset Securitization Trust, Series 2020-A, Class C, 6.230%, 2/18/2025 (a)	$100,000	$102,570
Avant Loans Funding Trust, Series 2020-REV1, Class C, 4.170%, 5/15/2029 (a)	220,000	220,340
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class C, 5.750%, 12/15/2028 (a)	200,000	201,816
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	250,000	259,232
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.570%, 11/16/2026 (a)	250,000	259,711
Hertz Vehicle Financing II LP, Series 2016-2A, Class D, 5.970%, 3/25/2022 (a)	300,000	301,351
Hertz Vehicle Financing II LP, Series 2019-3A, Class D, 5.000%, 12/25/2025 (a)	100,000	100,450
Mosaic Solar Loan Trust, Series 2018-1A, Class C, 0.000%, 6/22/2043 (a)(b)	261,804	240,202
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (a)(b)	72,642	68,464
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class F, 5.790%, 8/15/2028 (a)	250,000	259,565
Upstart Securitization Trust, Series 2018-1, Class D, 6.147%, 8/20/2025 (a)	380,660	390,929
Upstart Securitization Trust, Series 2019-3, Class C, 5.381%, 1/20/2030 (a)	420,000	434,872
Upstart Securitization Trust, Series 2020-3, Class C, 6.250%, 11/20/2030 (a)	100,000	106,133

TOTAL ASSET-BACKED SECURITIES – (Cost – $2,788,191)		$2,945,635

Collateralized Loan Obligations – 12.43%
Diamond CLO Ltd., Series 2019-1A, Class E, 8.268% (3 Month LIBOR USD + 8.050%), 4/25/2029 (a)(c)	500,000	499,983
JFIN CLO Ltd., Series 2013-1A, Class DR, 7.594% (3 Month LIBOR USD + 7.370%), 1/22/2030 (a)(c)	250,000	250,833
Monroe Capital CLO Ltd., Series 2019-1A, Class E, 8.508% (3 Month LIBOR USD + 8.150%), 5/22/2031 (a)(c)	250,000	248,752
Monroe Capital CLO Ltd., Series 2020-1A, Class E, 9.078% (3 Month LIBOR USD + 8.850%), 8/20/2031 (a)(c)	500,000	500,354
Saranac CLO VIII Ltd., Series 2020-8A, Class E, 8.344% (3 Month LIBOR USD + 8.120%), 2/22/2033 (a)(c)	250,000	250,288

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost – $1,676,886)		$1,750,210

Commercial Mortgage-Backed Securities – 3.55%
Capital Funding Mortgage Trust, Series 2020-9, Class B, 15.900% (1 Month LIBOR USD + 14.900%), 11/13/2022 (a)(c)	250,000	250,575
XCALI Mortgage Trust, Series 2020-1, Class B1, 9.150% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(c)	250,000	249,630

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – (Cost – $500,000)		$500,205

Commercial Mortgage-Backed Securities – U.S. Government Agency – 2.83%
Federal National Mortgage Association, Series 2020-01, Class M10, 3.880% (1 Month LIBOR USD + 3.750%), 3/25/2050 (a)(c)	200,000	209,711
Federal National Mortgage Association, Series 2020-01, Class CE, 7.630% (1 Month LIBOR USD + 7.500%), 3/25/2050 (a)(c)	200,000	189,491

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY – (Cost – $400,000)		$399,202

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – 4.71%
Financial – 4.71%
Ready Capital Corp., 6.500%, 4/30/2021 (i)	$300,000	$301,440
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/2027 (a)	50,000	55,646
WT Holdings, Inc., 7.000%, 4/30/2023 (a)	300,000	306,147

TOTAL CORPORATE OBLIGATIONS – (Cost – $649,531)		$663,233

Residential Mortgage-Backed Securities – 33.17%
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 2.685%, 12/25/2046 (d)(e)	1,272,666	115,552
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (f)	319,546	148,651
Bellemeade Re Ltd., Series 2020-4A, Class B1, 5.150% (1 Month LIBOR USD + 5.000%), 6/25/2030 (a)(c)	250,000	250,525
Chase Mortgage Reference Notes, Series 2020-CL1, Class M5, 5.730% (1 Month LIBOR USD + 5.600%), 10/25/2057 (a)(c)	274,513	277,093
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 1.255%, 2/25/2035 (d)(e)	3,108,238	111,203
CountryWide Alternative Loan Trust, Series 2007-20, Class A1, 0.630% (1 Month LIBOR USD + 0.500%), 8/25/2047 (c)	266,220	132,573
CSMC Trust, Series 2017-RPL1, Class B4, 3.042%, 7/25/2057 (a)(d)	1,593,081	278,469
DSLA Mortgage Loan Trust, Series 2004-AR2, Class X2, 2.477%, 11/19/2044 (d)(e)	592,037	34,273
Eagle RE Ltd., Series 2019-1, Class M2, 3.430% (1 Month LIBOR USD + 3.300%), 4/25/2029 (a)(c)	150,000	154,166
GS Mortgage Securities Corp. Trust, Series 2020-PJ3, Class B6, 3.470%, 10/25/2050 (a)(d)	1,661,538	617,047
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B6, 2.839%, 5/25/2051 (a)(d)	1,000,000	352,546
GSAA Home Equity Trust, Series 2006-15, Class AF6, 5.876%, 9/25/2036 (f)	45,744	22,146
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (d)	146,484	79,646
JP Morgan Mortgage Trust, Series 2019-1, Class B6, 3.751%, 5/25/2049 (a)(d)	234,592	138,848
JP Morgan Mortgage Trust, Series 2019-8, Class B6, 3.527%, 3/25/2050 (a)(d)	280,245	176,290
Mello Warehouse Securitization Trust, Series 2019-2, Class G, 4.130% (1 Month LIBOR USD + 4.000%), 11/25/2052 (a)(c)	300,000	301,855
PRPM LLC, Series 2020-1A, Class A2, 3.967%, 2/25/2025 (a)(f)	500,000	484,676
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.664%, 9/25/2059 (a)(d)	270,000	280,661
Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.665%, 1/25/2060 (a)(d)	400,000	404,632
Residential Mortgage Loan Trust, Series 2020-2, Class B2, 5.400%, 5/25/2060 (a)(d)	300,000	311,205

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – (Cost – $4,499,902)		$4,672,057

Residential Mortgage-Backed Securities – U.S. Government Agency – 15.73%
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1B1, 3.530% (1 Month LIBOR USD + 3.400%), 10/25/2039 (a)(c)	500,000	503,026
Federal Home Loan Mortgage Corp., Series 2018-SPI4, CLass B, 4.481%, 11/25/2048 (a)(d)	398,434	384,123
Federal Home Loan Mortgage Corp., Series 2020-DNA1, Class M2, 1.830% (1 Month LIBOR USD + 1.700%), 1/25/2050 (a)(c)	106,000	106,000
Federal Home Loan Mortgage Corp., Series 2020-DNA2, Class B1, 2.630% (1 Month LIBOR USD + 2.500%), 2/25/2050 (a)(c)	700,000	705,128
Federal National Mortgage Association, Series 2020-R02, Class 2B1, 3.130% (1 Month LIBOR USD + 3.000%), 1/25/2040 (a)(c)	250,000	245,472

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – (continued)
STACR Trust, Series 2018-HRP1, Class B2, 11.880% (1 Month LIBOR USD + 11.750%), 4/25/2043 (a)(c)	$242,572	$271,498

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY – (Cost – $2,140,405)		$2,215,247

	Shares
Short-Term Investments – 2.48%
Money Market Funds – 2.48%
First American Government Obligations Fund, Class U, 0.036% (g)(h)	349,249	349,249

TOTAL SHORT-TERM INVESTMENTS (Cost – $349,249)		$349,249

TOTAL INVESTMENTS – 95.81% (Cost – $13,004,164)		$13,495,038

Other Assets in Excess of Liabilities – 4.19%		590,579

NET ASSETS – 100.00%		$14,085,617

LIBOR: London Inter-Bank Offered Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2021, the value of these securities amounted to $12,200,305 or 86.62% of net assets.

(b)	Principal only security.
(c)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and are currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2021.

(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2021.
(e)	Interest only security.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2021.
(g)	Rate disclosed is the seven-day yield as of January 31, 2021.
(h)	$64,907 of this security has been pledged as collateral in connection with open futures contracts.
(i)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held by the Fund.

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
3 Year ERIS Aged Standard Swap Future	December 2021	(5)	$(523,018)	$(26,518)
4 Year ERIS Aged Standard Swap Future	March 2022	(6)	(615,586)	(35,266)
5 Year ERIS Aged Standard Swap Future	June 2024	(1)	(111,715)	(8,488)

Total				$(70,272)

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements

January 31, 2021

NOTE 1. ORGANIZATION

Angel Oak Strategic Credit Fund (the “Trust” or the “Fund”), a Delaware statutory trust organized on August 18, 2017, is a continuously-offered diversified, closed-end management investment company as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust’s sole series is the Fund. The Trust’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares. Please see the table below for a summary of class specific information:

	Ticker	Investment Strategy	Commencement of Operations	Front-End Sales Charge	Back-End Sales Charge	12b-1 Fees
Strategic Credit Fund
Class A	ASCAX	Total Return	N/A	2.25%	N/A	0.25%
Class U	ASCUX		N/A	1.50%	N/A	0.25%
Institutional Class	ASCIX		12/26/2017	N/A	N/A	N/A

The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Board of Trustees (“Board”) of the Fund has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14th day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The schedule requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the month of March, June, September, and December.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies.”

Securities Valuation and Fair Value Measurements: The Fund records its investments at fair value and is in accordance with fair valuation accounting standards. The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations and mortgage-backed securities, are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of Angel Oak Capital Advisors, LLC (the “Adviser”) the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$2,945,635	$–	$2,945,635
Collateralized Loan Obligations	–	1,750,210	–	1,750,210
Commercial Mortgage-Backed Securities	–	500,205	–	500,205
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	399,202	–	399,202
Corporate Obligations	–	663,233	–	663,233
Residential Mortgage-Backed Securities	–	4,672,057	–	4,672,057
Residential Mortgage-Backed Securities – U.S. Government Agency	–	2,215,247	–	2,215,247
Short-Term Investments	349,249	–	–	349,249
Total	$349,249	$13,145,789	$–	$13,495,038
Other Financial Instruments
Liabilities
Futures Contracts*	$70,272	$–	$–	$70,272

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2021, the Fund did not recognize any transfers to or from Level 3.

Federal Income Taxes: The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended January 31, 2021, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statement of Operations. Dividend income and corporate actions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Distributions to Shareholders: Distributions from the Fund’s net investment income are accrued daily and typically paid monthly. The Fund intends to distribute its net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended January 31, 2021, there were no reclassifications.

Share Valuation: The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Indemnifications: Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. government securities and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Mortgage-Backed and Asset-Backed Securities Risks: Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”). If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of investments.

Subordinated Debt of Banks and Diversified Financial Companies: The Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Futures Contracts: The Fund may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss.

NOTE 3. DERIVATIVE TRANSACTIONS

The following table presents a summary of the value of derivative instruments as of January 31, 2021 and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2021.

Derivatives	Type of Derivative Risk	Statement of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Deposit at broker for futures	$98*

*	Deposit at brokers for futures on the Statements of Assets and Liabilities include the daily change in variation margin as of January 31, 2021.

The effect of derivative instruments on the Statement of Operations for the year ended January 31, 2021:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$–

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$(25,735)

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2021, the Fund was not subject to any netting agreements.

The average monthly notional value of the short futures contracts during the year ended January 31, 2021 was ($1,246,695).

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts*	$98	$–	$98	$–	$98	$–

*	Deposit at broker for futures on the Statement of Assets and Liabilities includes the daily change in variation margin as of January 31, 2021.

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

For the period February 1, 2020, through March 31, 2020, the Adviser voluntarily agreed to waive its fees and/or reimburse certain expenses (exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Operating Expenses after fee waiver/expense reimbursement to 0.75% of the Fund’s average daily net assets (the “Expense Limit”). The Adviser may voluntarily waive fees at different levels, from time to time. The Adviser may not recoup from the Fund any waived amount or reimbursed expenses pursuant to this arrangement. The Adviser may amend or discontinue this waiver at any time without advance notice. During the year ended January 31, 2021, the Fund voluntarily waived $85,845 of expenses.

Effective April 1, 2020, the Adviser contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement to 0.75% of the Fund’s average daily net assets until May 31, 2022. The Expense Limit excludes certain expenses and consequently, the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement may be higher than the Expense Limit. The contractual arrangement may only be changed or eliminated by the Board upon 60 days written notice to the Adviser.

The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense. During the year ended January 31, 2021, the Fund contractually waived $487,007 of expenses. As of January 31, 2021, $487,007 is subject to repayment by the Fund through January 31, 2024.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For its services during the year ended January 31, 2021, the Fund paid Quasar $18,315.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund.

Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended January 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

Purchases	Sales
$11,187,482	$8,360,926

For the year ended January 31, 2021, there were $3,524,860 of long-term purchases and $1,012,324 of long-term sales of U.S. Government securities for the Fund. These amounts are included in the aggregate purchases and sales of the investment securities displayed in the table above.

NOTE 6. REPURCHASE OFFERS

Shares repurchased during the year ended January 31, 2021 were as follows (See Note 1):

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
February 28, 2020	March 20, 2020	$20.90	5.0%	26,443	5.0%	26,443
May 29, 2020	June 19, 2020	$21.01	5.0%	27,546	5.0%	27,546
August 28, 2020	September 18, 2020	$21.76	5.0%	28,306	3.1%	17,431
November 27, 2020	December 18, 2020	$22.87	6.1%	36,191	6.1%	36,191

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2021, Pershing LLC owned, as record shareholder, 66% of the outstanding shares of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year ended January 31, 2021 and January 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary Income	$1,086,970	$758,354
Net Long-Term Capital Gain	–	–
Total	$1,086,970	$758,354

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 8. FEDERAL TAX INFORMATION – (continued)

At January 31, 2021, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Tax Cost of Investments	$12,933,892
Unrealized Appreciation*	697,787
Unrealized Depreciation*	(206,913)
Net Unrealized Appreciation (Depreciation)*	$490,874
Undistributed Ordinary Income	68,110
Undistributed Long-Term Gain (Loss)	–
Accumulated Gain (Loss)	$68,110
Other Accumulated Gain (Loss)	(1,410,591)
Distributable Earnings (Accumulated Deficit)	$(851,607)

*	Represents aggregated amounts of Fund’s investments and futures.

The temporary differences between book basis and tax basis in the Fund are primarily attributable to amortization of callable bonds.

As of January 31, 2021, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,392,124.

To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration short-term	$245,043
No expiration long-term	$1,147,081
Total	$1,392,124

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended January 31, 2021, the Fund did not defer any post-October losses.

NOTE 9. ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. The Adviser is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

NOTE 10. COVID-19 RISK

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following.

Shares repurchased subsequent to January 31, 2021 were as follows (see Note 1):

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
February 26, 2021	March 19, 2021	$22.98	7.0%	45,099	7.0%	45,099

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open futures contracts, of Angel Oak Strategic Credit Fund (the “Fund”) as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 30, 2021

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the tax year ended January 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2021, the Fund paid qualified dividend income of 0.00%.

For the taxable year ended January 31, 2021, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 0.00%.

For the taxable year ended January 31, 2021, the percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c) was 0.00%.

For the taxable year ended January 31, 2021, the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 81.19%.

2. Disclosure of Portfolio Holdings

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 20, 2020 and a virtual meeting held on September 16-17, 2020 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Strategic Credit Fund (the “Fund”) considered the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Fund and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Fund, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Fund’s administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Fund, as compared to other similar closed-end funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund, Angel Oak’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Fund. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Fund. The Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) the Fund’s category; (ii) a peer group of comparable funds; and (iii) the Fund’s benchmark index.

The Trustees observed that the Fund’s Institutional Class shares (which commenced operations in December 2017) had ranked in the third quartile of the Fund’s peer group for the one-year period ended June 30, 2020 and in the second quartile for the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s category over the one-year period ended June 30, 2020 and in the second quartile over the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had underperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the one-year period ended June 30, 2020 and for the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the Fund’s management fee was lower than the median management fees of its peer interval funds and that its net expense ratio was lower than the average of its peer interval funds. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the AOFT Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Fund for an additional year through May 31, 2022.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Funds. The Board considered the management fee rates of such funds. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to the Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that Angel Oak has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Fund. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Fund by Angel Oak, and the estimated profitability of Angel Oak’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Fund.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. While it was noted that the Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for Angel Oak and the competitive nature of the closed-end interval fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to Angel Oak with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreements under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings, as well as during bi-weekly meetings that had occurred in the weeks and months following the beginning of the COVID-19 crisis in March during which representatives of the Adviser had met with the Trustees, at which they engage in the ongoing oversight of the Fund and its operations. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.

5. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not discussed in this report) receives an annual retainer of $58,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are permitted for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

6. Trustees and Officers

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2017, Chairman since 2017; indefinite term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	8	Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2017; indefinite term	Retired.	8	Director, Syntroleum Corporation (renewable energy firm) (1988 –2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2017; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	8	Trustee, Mirae Asset Discovery Funds (since 2010); Trustee, Metropolitan Series Fund, Inc. (2009 – 2015); Trustee, Met Investors Series Trust (2012 – 2015); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	8	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2017; indefinite term	Managing Partner Co-CEO, Group Chief Investment Officer, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	8	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	7	Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (2018 – April 2020); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

(1)

The Fund Complex includes the Fund, each series of Angel Oak Funds Trust, Angel Oak Financial Strategies Income Term Trust, Angel Oak Dynamic Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust.

(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Dory S. Black, Esq. 1975	President	Since 2017; indefinite term	General Counsel, Angel Oak Companies (since 2014).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam Langley 1967	Chief Compliance Officer	Since 2017; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015);Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2018); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Compliance Manager, Invesco Advisers, Ltd. (2013 – 2015).
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014 – 2018).
Daniel Fazioli 1981	Treasurer	Since 2017; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014 – 2015).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK STRATEGIC CREDIT FUND

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

DISTRIBUTOR

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 220

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

AR-ASCIX

(b)	N/A

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2021	FYE 01/31/2020
Audit Fees	$30,000	$30,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit- related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

1

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Fund’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	FYE 01/31/2021	FYE 01/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2021	FYE 01/31/2020
Registrant	$4,000	$4,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

2

ANGEL OAK FUNDS TRUST

ANGEL OAK STRATEGIC CREDIT FUND

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Trustees of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Dynamic Financial Strategies Income Term Trust (each, a “Trust” and together, the “Trusts”) (the “Board”) recognize that the Board’s right to vote proxies for Trust holdings is an important responsibility and a significant Trust asset. The Board recognizes that the investment adviser of the Trusts and the Trusts’ respective series, if any (each, a “Fund” and together with the Trusts, the “Funds”), Angel Oak Capital Advisors, LLC (the “Adviser”), is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board therefore delegates the authority to vote proxies to the Adviser, subject to the supervision of the Board.

The Board must approve the Adviser’s proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	are consistent with the Adviser’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

Consistent with its duties under this Policy, each Advisor shall monitor and review corporate actions of companies in which a Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under Rule 30b1-4 and other provisions of the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which has been presented to the Board for its review. Each Advisor will promptly provide to the Board any updates to its proxy voting policy.

In the event of a conflict between the interests of the Adviser and the Trusts, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the disinterested directors, and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

Each Trust will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-855-751-4324, and by accessing the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Each Trust will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

Proxy Voting Policies and Procedures	Page 1

Each Trust will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, by no later than August 31 of each year. Each Trust also will disclose in its SAI and annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request, by calling toll-free 1-855-751-4324, and by accessing the SEC’s website. Each Trust must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

The Angel Oak Funds Trust will also describe its proxy voting policies and procedures in its Statement of Additional Information (“SAI”) in accordance with SEC requirements.

Adopted: October 16, 2014; Reviewed/Amended: October 9, 2015 (no changes); September 14, 2016 (no changes), September 28, 2017, March 28, 2018, June 21, 2018, June 25, 2019 (no changes), November 15, 2019, September 17, 2020.

Proxy Voting Policies and Procedures	Page 2

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Sreeniwas (Sreeni) V. Prabhu is co-founder, Managing Partner, and Group Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to Angel Oak, Mr. Prabhu was the Chief Investment Officer of the investment portfolio at Washington Mutual Bank in Seattle where he managed a $25 billion portfolio. He was also part of the macro asset strategy team at the bank. Mr. Prabhu previously worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as Head Portfolio Manager for the $3 billion commercial mortgage-backed securities portfolio. He began his career at SunTrust in 1998 as a Bank Analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. degree in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Sam Dunlap is a Managing Director and Chief Investment Officer, Public Strategies of the Adviser and a Portfolio Manager of the Multi-Strategy Income Fund. Mr. Dunlap is also responsible for managing some of the separately managed accounts for the Adviser’s clients. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of fixed income markets. Prior to joining the Adviser in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes.
Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.

Berkin Kologlu is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. Kologlu has over 15 years of experience in fixed income products and focuses on building and managing strategies within the collateralized loan obligation (CLO) market. Prior to Angel Oak, he spent six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic collateralized debt obligations (CDOs) backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Colin McBurnette is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. McBurnette focuses on security and portfolio analytics and is responsible for building and managing strategies within the residential mortgage-backed securities market. Prior to Angel Oak, Mr. McBurnette worked for Prodigus Capital Management where he was responsible for the acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, he worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds B.B.A. degrees in Banking & Finance and Real Estate from the Terry College of Business at the University of Georgia.

Clayton Triick, CFA®, is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Multi-Strategy Income Fund and UltraShort Income Fund. Mr. Triick is a portfolio manager within the non-agency and agency RMBS markets and focuses on asset allocation and interest rate risk management of Angel Oak funds, and the institutional separately managed accounts. Mr. Triick has 8 years of investment experience across multiple sectors of fixed income. Prior to joining Angel Oak in 2011, Mr. Triick worked for YieldQuest Advisors, where he was a member of the investment committee focusing on interest rate risk, currency risk, and commodity of the portfolios alongside directly managing the closed-end fund allocations within YieldQuest portfolios and individual accounts. Mr. Triick holds a B.B.A. in Finance from the Farmer School of Business at Miami University. He also holds the Chartered Financial Analyst (CFA®) designation.

Matthew R. Kennedy, CFA, is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Prior to Angel Oak, Mr. Kennedy was the Director of Rainier Investment Management’s fixed income management team and served as a Portfolio Manager and Analyst. Previously, he was a Senior Analyst and made investment recommendations for investment grade, high yield and private placement portfolios at GE Financial Assurance in Seattle, where he began his investment career in 1995. From 1991 to 1994, he was a CPA and auditor with Deloitte & Touche. Mr. Kennedy holds a B.A. degree in Business Administration, with specializations in Finance and Accounting from Washington State University. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Seattle Society of Financial Analysts.

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(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of January 31, 2021:

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
5	13	0	0	10	0
$7,741,012,370	$2,369,686,440	$0	$0	$1,391,508,668	$0

Sam Dunlap

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	3	15	0	0	0
$6,390,636,925	$948,830,819	$465,399,045	$0	$0	$0

Berkin Kologlu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
4	2	6	0	1	0
$6,475,969,643	$1,044,913,610	$320,724,903	$0	$96,082,791	$0

Colin McBurnette

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
4	4	3	0	1	0
$7,269,719,527	$1,074,260,563	$16,765,398	$0	$96,082,791	$0

Clayton Triick

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
3	2	4	0	1	0
$7,256,579,709	$1,044,913,610	$188,599,660	$0	$96,082,791	$0

Matthew R. Kennedy

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	2	0	0	1	0
$72,192,900	$1,044,913,610	$0	$0	$96,082,791	$0

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Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) The following describes how the portfolio managers are compensated as of January 31, 2021:

The Portfolio Managers receive an annual base salary from the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Portfolio Managers may have profit sharing interests in the Adviser’s parent company in addition to their salary, bonus, and benefits package.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of January 31, 2021:

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Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sreeni V. Prabhu	None
Sam Dunlap	None
Berkin Kologlu	None
Colin McBurnette	None
Clayton Triick	None
Matt Kennedy	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (02/01/20-02/29/20)	—	—	—	—
Month #2 (03/01/20-03/31/20)	26,443	$20.90	26,443	—
Month #3 (04/01/20-04/30/20)	—	—	—	—
Month #4 (05/01/20-05/31/20)	—	—	—	—
Month #5 (06/01/20-06/30/20	27,546	$21.01	27,546	—
Month #6 (07/01/20-07/31/20)	—	—	—	—
Month #7 (08/01/20-08/31/20)	—	—	—	—
Month #8 (09/01/20-09/30/20)	17,431	$21.76	17,431	—
Month #9 (10/01/20-10/31/20)	—	—	—	—
Month #10 (11/01/20-11/30/20)	—	—	—	—
Month #11 (12/01/20-12/31/20)	36,191	$22.87	36,191	—
Month #12 (01/01/21-01/31/21)	—	—	—	—

Total	107,611	—	107,611	—

(1)

On February 28, 2020, the registrant offered to repurchase up to 5% of the registrant’s total outstanding shares as of March 20, 2020 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 26,443 shares representing 5% of the registrant’s total outstanding shares were repurchased.

(2)

On May 29, 2020, the registrant offered to repurchase up to 5% of the registrant’s total outstanding shares as of June 19, 2020. On the Repurchase Request Deadline, 27,546 shares representing 5% of the registrant’s total outstanding shares were repurchased.

(3)

On August 28, 2020, the registrant offered to repurchase up to 5% of the registrant’s total outstanding shares as of September 18, 2020 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 17,431 shares representing 3.1% of the registrant’s total outstanding shares were repurchased.

(4)

On November 27, 2020, the registrant offered to repurchase up to 6.1% of the registrant’s total outstanding shares as of December 18, 2020. On the Repurchase Request Deadline, 36,191 shares representing 6.1% of the registrant’s total outstanding shares were repurchased.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Angel Oak Strategic Credit Fund

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 04/07/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)
Date 04/07/2021

By (Signature and Title)*	/s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 04/07/2021

* Print the name and title of each signing officer under his or her signature.

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